                                                                   EXHIBIT 10.20



                          FOREIGN TRADEMARK ASSIGNMENT

                  Whereas, Anchor Glass Container Corporation, a Delaware corporation, having an office at 1 Anchor Plaza, 4343 Anchor Plaza Parkway, Tampa, Florida 33634 (herein "ASSIGNOR"), is the owner of all worldwide common law and registered right, title and interest in and to the following foreign trademarks and registrations herein identified (said marks and registrations hereinafter collectively referred to as the "FOREIGN MARKS"):

        Country                   Mark                       Registration No.


        Argentina                 GLASSCAN                      1,824,635
        Brazil                    GLASSCAN                      816528640
        Canada                    LINELITES                       733,175
        Canada                    STELLAR                         778,038
        Canada                    Anchor Design                   324,040
        Mexico                    LINELITES                       502,888
        Mexico                    STELLAR                         491,744
        Mexico                    GLASSCAN                        416,585
        Uruguay                   GLASSCAN                        249,589

                  Whereas, Anchor Glass Acquisition Corporation, a Delaware corporation (herein "ASSIGNEE"), is desirous of acquiring all worldwide right, title and interest in REGISTERED MARKS and the goodwill associated therewith.

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and in accordance with its obligations under the Asset Purchase Agreement dated December 18, 1996, to which ASSIGNOR and Consumers Packaging, Inc. (which assigned all of its rights and obligations under the Asset Purchase Agreement to ASSIGNEE), and Owens-Brockway Glass Container Inc. are parties, and the understanding underlying said Agreement, said ASSIGNOR does hereby assign unto said ASSIGNEE worldwide all right, title and interest in and to the FOREIGN MARKS together with the goodwill of the business symbolized by the FOREIGN MARKS and hereby agrees to execute any additional documents necessary to perfect ASSIGNEE's title in said FOREIGN MARKS.
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                                            ANCHOR GLASS CONTAINER CORPORATION


                                            By  /s/ Mark A. Kirk
                                              --------------------------------
                                            Title  Senior Vice President
                                            Date  February 5, 1997


State of New York                           :
                                            :   ss:
County of New York                          :

                Before me, a Notary Public in and for the said County and State, personally appeared Mark A. Kirk, who acknowledged that he/she is the person who executed the foregoing Assignment and acknowledged it to be his/her free and voluntary act and deed.

                Witness my hand and notarial seal this 5th day of February 1997.


                                                     /s/ Beth A. Shindler
                                                     ---------------------------
                                                         Notary Public


(NOTARY SEAL)

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